EXHIBIT 10.02

     FIRST AMENDMENT, dated as of May 11, 2006 ("Amendment"), to and under CREDIT AND SECURITY AGREEMENT, dated as of July 28, 2004 (as amended from time to time, the "Credit Agreement"), by and among AMERICAN/UNIVERSAL SUPPLY, INC., a New York corporation ("American"), THE RAL SUPPLY GROUP, INC., a New York corporation ("RAL") and UNIVERSAL SUPPLY GROUP, INC., a New York corporation ("Universal"; American, RAL and Universal are each individually referred to as a "Borrower" and are collectively referred to as the "Borrowers") and WELLS FARGO BANK, NATIONAL ASSOCIATION, acting through its Wells Fargo Business Credit operating division, as successor to Wells Fargo Business Credit, Inc. (the
"Lender"). Terms which are capitalized in this Amendment and not otherwise defined shall have the meanings ascribed to such terms in the Credit Agreement.

     WHEREAS, the Borrowers have requested that the Lender (i) provide the Borrowers with up to $500,000 of temporary overadvances and (ii) extend the maturity date of the Credit Agreement, and the Lender has agreed to the foregoing request, on the terms and conditions set forth herein;

     NOW, THEREFORE, in consideration of the mutual promises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers and the Lender hereby agree as follows:

     SECTION  ONE.  AMENDMENTS  TO  CREDIT  AGREEMENT.
                    ---------------------------------

     (a) Effective upon satisfaction of the conditions precedent set forth in subsection (a) of Section Four hereof, the Credit Agreement is hereby amended as follows:

          (i)     SECTION 1.1. DEFINITIONS.  (1)  The  following  defined  terms
                  ------------ -----------
contained in Section 1.1 of the Credit Agreement are amended and restated as follows:

          "BORROWING BASE" means, with respect to any Borrower at any time, and subject to change from time to time in the Lender's sole discretion, which discretion shall be exercised in a commercially reasonable manner, the lesser of:

               (a) the Maximum Line, minus the L/C Amount, minus the aggregate principal amount of outstanding Advances made to the other Borrowers; or

               (b)     the  sum  of:

                    (i) up to eighty-five percent (85%) of such Borrower's Eligible Accounts, plus
                                                   ----

                    (ii) the lesser of: (A) up to fifty-seven percent (57%) of the lower of the cost or fair market value, as determined in accordance with GAAP, of such Borrower's Eligible Inventory, but in no event to exceed $8,500,000.00, minus the aggregate
                                                             -----
                              principal amount of outstanding Advances made to the other Borrowers pursuant to this clause
                              (ii),
                              and (B) up to ninety-five percent (95%) of the liquidation value of such Borrower's Eligible Inventory, net of liquidation and other related expenses, as determined by the Lender in its sole discretion, which discretion shall be exercised in a commercially reasonable manner, but in no event to exceed $8,500,000.00, minus the aggregate
                                                          -----
                              principal amount of outstanding Advances made to the other Borrowers pursuant to this clause (ii), plus
                              ----

                    (iii) up to the amount of the Structural Sublimit then in effect, minus the aggregate principal
                                                 -----
                              amount of outstanding Advances made to the other Borrowers pursuant to this clause (iii), plus
                                                                            ----

                    (iv) up to the amount of the Overadvance Sublimit then in effect, minus the aggregate principal
                                                 -----
                              amount of outstanding Advances made to the other Borrowers pursuant to this clause (iv), minus
                                                                           -----

                    (v) up to the amount of the Landlord Reserve then in effect, apportioned among the Borrowers in such manner as the Lender may determine from time to time in its sole discretion, which discretion shall be exercised in a commercially reasonable manner, minus
                                       -----

                    (vi) up to the amount of the Availability Reserve then in effect, apportioned among the Borrowers in such manner as the Lender may determine from time to time in its sole discretion, which discretion shall be exercised in a commercially reasonable manner, minus
                                       -----

                    (vii) the portion of the L/C Amount relating to Letters of Credit issued for such Borrower's account, minus
                                       -----

                    (viii) such other reserves as the Lender may establish from time to time in its sole discretion, which discretion shall be exercised in a commercially reasonable manner.

     Notwithstanding the foregoing, in the event that dilution for all Accounts during any ninety (90) consecutive day period, expressed as a percentage, as determined by the Lender in its sole discretion, exercised in a commercially reasonable manner, pursuant to its periodic examination of the Borrowers' collateral reports and/or books and records, exceeds four percent (4%), then the Lender, in its sole discretion, may implement and maintain such reserves and/or reduce the advance percentages used in determining the Borrowing Base to adjust for such excess.

          "FLOATING RATE" means with respect to all Advances, other than Overadvances and Structural Sublimit Advances, an annual rate equal to the Prime Rate minus one-quarter of one percent (1/4 of 1%), and with
                     -----
     respect to Overadvances and Structural Sublimit Advances, an annual rate equal to the Prime Rate plus one-half of one percent (1/2 of 1%),
                                  ----
     which annual rate, in each case, shall change when and as the Prime Rate changes.

          (2)     The following new defined terms shall be inserted  in  Section
1.1 of the  Credit  Agreement  in  alphabetical  order:

          "OVERADVANCE SUBLIMIT" means, on May 11, 2006, the amount of $500,000, which amount shall be automatically and permanently reduced on each Business Day, beginning on July 11, 2006, by the sum of $12,500.00, until reduced to zero (-0-).

          "OVERADVANCES" means Advances made pursuant to and in accordance with the terms of paragraph (b)(iv) of the defined term Borrowing Base.

          (ii)     SECTION 2.12. The following sentence is  added  at the end of
                   -------------
Section  2.12  of  the  Credit  Agreement:

     In furtherance and not in limitation of Section 2.3, the Borrowers jointly and severally agree to permanently pre-pay the aggregate principal balance of the Overadvances (i) on each Business Day of each month, beginning on July 11, 2006, by an amount equal to $12,500.00, and (ii) on September 11, 2006 by an amount such that the Overadvances shall be reduced to zero (-0-).

     (b) EFFECTIVE UPON SATISFACTION OF THE CONDITIONS PRECEDENT SET FORTH IN SUBSECTION (B) OF SECTION FOUR HEREOF, THE CREDIT AGREEMENT IS HEREBY AMENDED AS FOLLOWS:

          (i)     SECTION 1.1. DEFINITIONS. The following defined term contained
                  -----------  -----------
in Section  1.1 of the Credit  Agreement  is  amended  and  restated as follows:

          "ORIGINAL  MATURITY  DATE"  means  August  1,  2010.

     SECTION  TWO.  AMENDMENT  FEE.  In consideration for the accommodations and
                    --------------
amendments provided herein, the Borrowers shall pay to the Lender a non-refundable fee in the amount of $10,000 (the "Amendment Fee"), which fee shall be fully earned on the date hereof. The Borrowers hereby authorize the Lender to charge the Borrowers' loan account with the Lender in payment of such fee.

     SECTION  THREE.  REPRESENTATIONS  AND  WARRANTIES.  To induce the Lender to
                      --------------------------------
enter into this Amendment, each Borrower warrants and represents to the Lender as follows:

          (a) all of the representations and warranties contained in the Credit Agreement and each other Loan Document continue to be true and correct in all material respects as of the date hereof, as if repeated as of the date hereof, except for such representations and warranties which, by their terms, are only made as of a previous date;

          (b) the execution, delivery and performance by each Borrower of this Amendment, the consummation of the transactions herein contemplated and the compliance with the provisions hereof have been duly authorized by all necessary corporate action and do not and will not require any consent or approval of such Borrower's stockholders; require any authorization, consent, license, permit or approval by, or registration, declaration or filing with, or notice to, any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, or any third party, except such authorization, consent, license, permit, approval, registration, declaration, filing or notice as has been obtained, accomplished or given prior to the date hereof; violate any provision of any law, rule or regulation (including, without limitation, Regulation X of the Board of Governors of the Federal Reserve System) or of any order, writ, injunction or decree presently in effect having applicability to such Borrower or of such Borrower's articles of incorporation or bylaws; result in a breach of or constitute a default under any indenture or loan or credit agreement or any other material agreement, lease or instrument to which such Borrower is a party or by which it or its properties may be bound or affected; or result in, or require, the creation or imposition of any Lien (other than in favor of the Lender) upon or with respect to any of the properties now owned or hereafter acquired by such Borrower;

          (c) upon its execution, this Amendment shall constitute the legal, validand binding obligation of each Borrower, enforceable against each Borrower in accordance with its terms;

          (d)     no Default or Event of Default has occurred and is continuing;
and

          (e) since the date of the audited financial statements of the Borrowers for the fiscal year ended December 31, 2005, there has been no material adverse change in any Borrower's business, properties or condition (financial or otherwise).

     SECTION  FOUR.  CONDITIONS  PRECEDENT.  (a)  The  amendments  to the Credit
                     ---------------------
Agreement set forth in subsection (a) of Section One hereof shall become effective upon the date on which all of the following events shall have occurred:

               (i) the Lender shall have received this Amendment, duly executed by each Borrower;

               (ii)    the  Lender  shall  have  received  the  Amendment  Fee;

               (iii) the Lender shall have received payment of all fees and disbursements incurred by the Lender in connection with the preparation, negotiation and closing of this Amendment and the transactions contemplated to occur hereunder; and

               (iv) no event has occurred and is continuing which constitutes a Default or an Event of Default, and no event or development which has had or is reasonably likely to have a Material Adverse Effect shall have occurred since the date of the Borrowers' audited financial statements for the fiscal year ended December 31, 2005.

          (b)     The amendment to the Credit Agreement set forth in  subsection
(b) of Section One hereof shall become effective upon the date on which all of the following events shall have occurred:

               (i) the Lender shall have received this Amendment, duly executed by each Borrower;

               (ii) the Lender shall have received a certificate of each Borrower's Secretary or Assistant Secretary certifying as to (A) the resolutions of such Borrower's directors and, if required, shareholders, authorizing the execution, delivery and performance of the this Amendment, (B) such Borrower's articles of incorporation and bylaws, and (C) the signatures of such Borrower's officers or agents authorized to execute and deliver the this Amendment and other instruments, agreements and certificates to be delivered in connection with this Amendment on such Borrower's behalf;

               (iii) the Lender shall have received a current certificate issued by the Secretary of State of each Borrower's state of incorporation certifying that such Borrower is in compliance with all applicable organizational requirements of such state;

               (iv) the Lender shall have received the Amendment Fee, if not previously received by the Lender;

               (v) the Lender shall have received payment of all fees and disbursements incurred by the Lender in connection with the preparation, negotiation and closing of this Amendment and the transactions contemplated to occur hereunder;

               (vi) the Lender shall have received from each Guarantor a duly executed original (or any executed facsimile copy) of the Guarantor Acknowledgment and Consent in substantially the form attached hereto as Exhibit A;

               (vii) the Lender shall have received from each holder of Subordinated Debt a duly executed original (or any executed facsimile copy) of the Subordinated Lender Acknowledgment and Consent in substantially the form attached hereto as Exhibit B; and

               (viii) no event has occurred and is continuing which constitutes a Default or an Event of Default, and no event or development which has had or is reasonably likely to have a Material Adverse Effect shall have occurred since the date of the Borrowers' audited financial statements for the fiscal year ended December 31, 2005.

     SECTION  FIVE.  GENERAL  PROVISIONS.
                     -------------------

          (a) Except as herein expressly amended, the Credit Agreement and all of the other Loan Documents are ratified and confirmed in all respects and shall remain in full force and effect in accordance with their respective terms.

          (b) All references to the Credit Agreement in the Loan Documents shall mean the Credit Agreement as amended as of the effective date hereof, and as amended hereby and as hereafter amended, supplemented and modified from time to time.

          (c) This Amendment embodies the entire a greement between the parties hereto with respect to the subject matter hereof and supercedes all prior agreements, commitments, arrangements, negotiations or understandings, whether written or oral, of the parties with respect thereto.

          (d) This Amendment shall be governed by and construed in accordance with the internal laws of the State of New York, without regard to the conflicts of law principals thereof.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the Borrowers and the Lender have signed below to indicate their agreement with the foregoing and their intent to be bound thereby.

                                   AMERICAN/UNIVERSAL SUPPLY, INC.

                                   By:  /s/ Richard P. Hennig
                                        -----------------------------------
                                        Name: Richard P. Hennig
                                        Title: President

                                   THE RAL SUPPLY GROUP, INC.

                                   By:  /s/ William Pagano_
                                        -----------------------------------
                                        Name: William Pagano
                                        Title: Vice President

                                   UNIVERSAL SUPPLY GROUP, INC.

                                   By:  /s/ William Pagano
                                        -----------------------------------
                                        Name: William Pagano
                                        Title: President

                                   WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                     acting through its Wells Fargo
                                     Business Credit operating division

                                   By:  /s/ Baraka Stewart
                                        -----------------------------------
                                        Name: Baraka Stewart
                                        Title: Vice President

                                    EXHIBIT A
                                    ---------

                  Form of Guarantor Acknowledgment and Consent
                  --------------------------------------------


     The undersigned, each a guarantor with respect to the obligations of American/Universal Supply, Inc., a New York corporation ("American"), The RAL Supply Group, Inc., a New York corporation ("RAL") and Universal Supply Group, Inc., a New York corporation ("Universal"; American, RAL and Universal are collectively referred to as the "Borrowers"), to Wells Fargo Bank, National Association, acting through its Wells Fargo Business Credit operating division, as successor to Wells Fargo Business Credit, Inc. (the "Lender"), under the Credit and Security Agreement, dated as of July 28, 2004 (as amended from time to time, the "Credit Agreement"), by and among the Borrowers and the Lender, hereby (i) acknowledges and consent to the execution, delivery and performance by the Borrowers of the First Amendment, dated as of May 11, 2006 (the "Amendment"), to and under the Credit and Security Agreement, by and among the Borrowers and the Lender, attached hereto as Annex A, (ii) reaffirms and agrees that the Guaranty by Corporations, dated as of July 28, 2004 (as amended from time to time, the "Guaranty"), made by the undersigned for the benefit of the Lender is in full force and effect, without defense, offset or counterclaim, and will remain in full force and effect from and after the effective date of the Amendment, and the undersigned acknowledges and guarantees the Indebtedness (as defined in the Guaranty), including, without limiting the generality of the foregoing, the obligations of the Borrowers under the Credit Agreement, as amended by the Amendment; and (iii) the execution, delivery and performance of this Guarantor Acknowledgment and Consent (the "Consent") and the performance of the Guaranty, as amended and supplemented by this Consent, have been duly authorized by all necessary corporate action and do not and will not require any consent or approval of such undersigned's stockholders, or require any authorization, consent, license, permit or approval by, or registration, declaration or filing with, or notice to, any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, or any third party, except such authorization, consent, license, permit, approval, registration, declaration, filing or notice as has been obtained, accomplished or given prior to the date hereof, in order for this Consent or the Guaranty, as amended and supplemented by this Consent, to be effective and enforceable against the undersigned with respect to all of the Indebtedness (as defined in the Guaranty).

     In addition to the foregoing, Colonial Commercial Corp. ("Colonial") hereby
(i) reaffirms and agrees that each of the General Security Agreement, dated as of July 28, 2004 (as amended from time to time, the "Security Agreement"), entered into by Colonial and the Lender and the Securities Pledge Agreement, dated as of July 28, 2004 (as amended from time to time, the "Pledge Agreement" and, together with the Security Agreement, the "Collateral Documents"), made by Colonial in favor of the Lender is in full force and effect, and will remain in full force and effect from and after the effective date of the Amendment, and acknowledges that the Collateral (as defined in the Security Agreement) and the Pledged Collateral (as defined in the Pledge Agreement) will secure the Indebtedness (as defined in the Guaranty) and (ii) represents and warrants to the Lender that as of the date hereof all of the representations and warranties of Colonial contained in the Collateral Documents, as supplemented by this Consent, continue to be true and correct in all material respects as of the date hereof, as if repeated as of the date hereof, except for such representations and warranties which, by their terms, are only made as of a previous date.

     Unless otherwise specified herein, capitalized terms used herein have the meanings specified in the Amendment.

                                   AMERICAN/UNIVERSAL SUPPLY, INC.

                                   By:  /s/ Richard P. Hennig
                                        -----------------------------------
                                        Name: Richard P. Hennig
                                        Title: President

                                   THE RAL SUPPLY GROUP, INC.

                                   By:  /s/ William Pagano
                                        -----------------------------------
                                        Name: William Pagano
                                        Title: Vice President

                                   UNIVERSAL SUPPLY GROUP, INC.

                                   By:  /s/ William Pagano
                                        -----------------------------------
                                        Name: William Pagano
                                        Title: President

                                   COLONIAL COMMERCIAL CORP.

                                   By:  /s/ William Pagano
                                        -----------------------------------
                                        Name: William Pagano
                                        Title: Chief Executive Officer

                                                            Annex A to Guarantor
                                                      Acknowledgment and Consent

                                 First Amendment
                                 ---------------

                                    EXHIBIT B
                                    ---------

             Form of Subordinated Lender Acknowledgment and Consent
             ------------------------------------------------------

     The undersigned, each a holder of Subordinated Debt (as defined in the Credit and Security Agreement, dated as of July 28, 2004 (as amended from time to time, the "Credit Agreement"), by and among American/Universal Supply, Inc., a New York corporation ("American"), The RAL Supply Group, Inc., a New York corporation ("RAL") and Universal Supply Group, Inc., a New York corporation ("Universal"; American, RAL and Universal are collectively referred to as the "Borrowers"), and Wells Fargo Bank, National Association, acting through its Wells Fargo Business Credit operating division, as successor to Wells Fargo Business Credit, Inc., hereby (i) acknowledges and consent to the execution, delivery and performance by the Borrowers of the First Amendment, dated as of May 11, 2006 (the "Amendment"), to and under the Credit Agreement, attached hereto as Annex A, (ii) reaffirms and agrees that the Subordination Agreement set forth on Annex B attached hereto to which it is a party (each as amended from time to time, the "Subordination Agreement"), is in full force and effect, and will remain in full force and effect from and after the effective date of the Amendment.

     Unless otherwise specified herein, capitalized terms used herein have the meanings specified in the Amendment.

                                   HILDEBRANDT PROPERTIES, LLC

                                   By:  /s/ Paul H. Hildebrandt
                                        ------------------------------------
                                        Name: Paul H. Hildebrandt
                                        Title:

                                   COLONIAL COMMERCIAL CORP.

                                   By:  /s/ William Pagano
                                        ------------------------------------
                                        Name: William Pagano
                                        Title: Chief Executive Officer

                                   GOLDMAN ASSOCIATES OF NEW YORK, INC.

                                   By:  /s/ Michael Goldman
                                        ------------------------------------
                                        Name: Michael Goldman
                                        Title: President

                                   For  Rita  Folger,  William  Pagano,  Paul H.
                                   Hildebrandt,  John  A.  Hildebrandt,  Eileen
                                   Goldman,  William  Salek,  James  Fallon,
                                   Richard A. Cancelosi and Margaret Friedrich by Power of Attorney


                                        /s/ William Pagano
                                        ------------------------------------
                                        William Pagano, Attorney-in-Fact

                                                  Annex A to Subordinated Lender
                                                      Acknowledgment and Consent

                                 First Amendment
                                 ---------------

                                                  Annex B to Subordinated Lender
                                                      Acknowledgment and Consent

                            Subordination Agreements
                            ------------------------

Subordination Agreement, dated as of the 28th day of July, 2004, as amended from time to time, made by Hildebrandt Properties, LLC, for the benefit of Wells Fargo Business Credit, Inc.

Subordination Agreement, dated as of the 28th day of July, 2004, as amended from time to time, made by Paul H. Hildebrandt, for the benefit of Wells Fargo Business Credit, Inc.

Subordination Agreement, dated as of the 28th day of July, 2004, as amended from time to time, made by Colonial Commercial Corp. for the benefit of Wells Fargo Business Credit, Inc.

Subordination Agreement, dated as of the 28th day of July, 2004, as amended from time to time, made by Goldman Associates of New York, Inc., a New York corporation, for the benefit of Wells Fargo Business Credit, Inc.

Subordination Agreement, dated as of the 28th day of July, 2004, as amended from time to time, made by Rita Folger, William Pagano, Paul H. Hildebrandt, John A. Hildebrandt, Eileen Goldman, William Salek, James Fallon, Richard A. Cancelosi and Margaret Friedrich, for the benefit of Wells Fargo Business Credit, Inc.